As filed with the Securities and Exchange Commission on March 24, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

THE CUTLER Trust

(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of principal executive offices)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Joint Proxy Statement

March 24, 2020

Important Voting Information Inside

The Cutler Trust

Cutler Fixed Income Fund

Cutler Emerging Markets Fund

Please vote immediately!

You can vote through the internet, by telephone or by mail. Details on voting can be found on the accompanying proxy card.

The Cutler Trust

525 Bigham Knoll

Jacksonville, Oregon 97530

SPECIAL MEETING OF SHAREHOLDERS

Cutler Fixed Income Fund

Cutler Emerging Markets Fund

Important Voting Information Inside

TABLE OF CONTENTS

Letter from the President	1
Notice of Special Meeting of Shareholders	3
Questions and Answers – Important Information to Help You Understand the Proposals	4
Joint Proxy Statement	7
Proposal 1: To approve the liquidation and termination of the Cutler Fixed Income Fund and Cutler Emerging Markets Fund Pursuant to a Plan of Liquidation	9
Proposal 2: To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes	14
Voting Information	14
Additional Information on the Operation of the Funds	18
Other Matters	18
Appendix A: Form of Plan of Liquidation	20

THE CUTLER Trust

Cutler Fixed Income Fund

Cutler Emerging Markets Fund

March 24, 2020

Dear Shareholder:

The attached documents are notification of the upcoming Special Meeting of Shareholders of the Cutler Fixed Income Fund and Cutler Emerging Markets Fund (each a “Fund” and together, the “Funds”), each a series of The Cutler Trust (the “Trust”), to be held on Tuesday, April 28, 2020 at 10:00 a.m., Eastern time at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Meeting”). You have received this letter and Joint Proxy Statement because you were a shareholder of record of either or both Funds at the close of business on March 5, 2020 (the “Record Date”). The Meeting is being called to consider and vote on the following proposals:

PROPOSAL 1.	To approve the liquidation and termination of the Cutler Fixed Income Fund and Cutler Emerging Markets Fund pursuant to the Plan of Liquidation (applies only to shareholders of the respective Fund); and

PROPOSAL 2.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Formal notice of the Meeting appears after this letter, followed by the Joint Proxy Statement, which describes the proposals in more detail. Under the Trust’s Declaration of Trust, each Fund must obtain shareholder approval to liquidate and terminate. Shareholders of each Fund will vote separately on Proposal 1 with respect to that Fund. The approval of Proposal 1 with respect to a Fund is not contingent upon the approval of that proposal with respect to the other Fund. If Proposal 1 is approved by a Fund’s shareholders, all of the Fund’s assets will be liquidated, and the proceeds will be distributed to the Fund’s shareholders on or about May 28, 2020. The Fund will then be terminated. The form of the Plan of Liquidation for the Funds, which more completely describes the proposed liquidations, is attached as Appendix A to the Joint Proxy Statement.

Please review the Joint Proxy Statement and vote your shares at your earliest convenience. Voting is quick and easy. You may submit your vote through the internet, by telephone or by completing and returning the proxy card in the envelope provided. Follow the instructions provided on the accompanying proxy card. Your vote is important regardless of the number of shares of the Fund(s) you own. Whichever voting method you choose, please read the enclosed Joint Proxy Statement carefully before you vote.

The Board of Trustees (the “Board”) of the Trust, on behalf of each Fund has approved the proposals and unanimously recommends that you vote “FOR” the proposals described in the Joint Proxy Statement.

If you have any questions regarding the proposals or need assistance in completing the accompanying proxy card, please contact Shareholder Services, toll-free at 1-888-CUTLER4 (1-888-288-5374). You may also contact the Funds’ adviser, Cutler Investment Counsel, LLC, at 1-541-770-9000 with questions regarding the enclosed Joint Proxy Statement. Thank you for taking the time to consider these important proposals and for your continuing investment in the Funds.

Sincerely,

Erich M. Patten
President

The Cutler Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Cutler Fixed Income Fund

Cutler Emerging Markets Fund

important Notice regarding the availability of proxy materials for the special shareholder meeting to be held at 10:00 a.m., Eastern Time, on APRIL 28, 2020.

the JOINT proxy statement is available at HTTP://WWW.OKAPIVOTE.COM/CUTLER or by calling the funds at 1-888-cutler4 (1-888-288-5374).

To the Shareholders of the Cutler Fixed Income Fund and the Cutler Emerging Markets Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the “Meeting”) of the Cutler Fixed Income Fund and the Cutler Emerging Markets Fund (each a “Fund” and together, the “Funds”), each a series of The Cutler Trust (the “Trust”), will be held on April 28, 2020 at 10:00 a.m. Eastern time at the offices of Ultimus Fund Solutions, LLC, the Trust’s administrator and transfer agent, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to consider and vote on the following proposals:

1.	To approve the liquidation and termination of the Cutler Fixed Income Fund and Cutler Emerging Markets Fund pursuant to the Plan of Liquidation (applies only to shareholders of the respective Fund); and

2.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

This is a notice for the Meeting. Shareholders of record of each Fund as of the close of business on March 5, 2020 are entitled to notice of, and to vote at, the Meeting or any adjournments or postponement thereof. A Joint Proxy Statement and proxy card solicited by the Trust are included herein.

Your vote is important to us. Thank you for taking the time to consider the proposals.

BY ORDER OF THE BOARD OF TRUSTEES

Linda J. Hoard
Secretary
The Cutler Trust

March 24, 2020

IMPORTANT

Please vote through the Internet or by telephone by following the instructions on the accompanying proxy card, thus avoiding unnecessary expense and delay. You may also execute the accompanying proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. Your proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

THE CUTLER TRUST

QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

The Cutler Trust (the “Trust”) will be holding a Special Meeting of Shareholders of the Cutler Fixed Income Fund and the Cutler Emerging Markets Fund (each a “Fund” and together, the “Funds”), each a series of the Trust, on Tuesday, April 28, 2020 at 10:00 a.m., Eastern time, (the “Meeting”) at the offices of Ultimus Fund Solutions, LLC, the Trust’s administrator and transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Shareholders of record of each Fund as of the close of business on March 5, 2020 are receiving the Joint Proxy Statement and proxy card to consider and to vote on the proposals set forth in the Joint Proxy Statement.

We ask that you give the proposals careful consideration. This section of the proxy materials is intended to give you an overview of the proposals and the proxy process. Details about the proposals are set forth in the Joint Proxy Statement. We urge you to read the entire Joint Proxy Statement completely and carefully.

Q:	WHY AM I RECEIVING THIS JOINT PROXY STATEMENT AT THIS TIME?

A:	Cutler Investment Counsel, LLC (“Cutler” or the “Adviser”), the Funds’ investment adviser, has recommended liquidating the assets of, and terminating, each Fund. Cutler’s recommendation was primarily based on the fact that the Funds’ small asset sizes and resultant inefficiencies, such as the high cost of operating the Funds and the Funds’ inability to realize economies of scale, have made the Funds less competitive in the marketplace. In Cutler’s judgment, it would be in the best interests of each Fund and its respective shareholders to liquidate and terminate the Fund.

Under the Trust’s Declaration of Trust, each Fund must obtain shareholder approval to liquidate and terminate. The Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), unanimously recommends that you vote “FOR” the proposal to liquidate each Fund pursuant to a Plan of Liquidation.

Q:	WHAT ISSUES AM I BEING ASKED TO VOTE “FOR” IN THE JOINT PROXY STATEMENT?

A:	You are receiving these proxy materials — including the Joint Proxy Statement and the accompanying proxy card — because you have the right to vote on an important proposal concerning your investment in the Funds. You are being asked to approve a proposal to liquidate the assets of, and terminate, each Fund pursuant to a Plan of Liquidation (the “Plan”). Shareholders of each Fund will vote separately on Proposal 1 with respect to that Fund. The approval of Proposal 1 with respect to a Fund is not contingent upon the approval of that proposal with respect to the other Fund. The purpose of the Joint Proxy Statement is to disclose important information about the proposals and to seek shareholder approval of the proposals. These proposals have been unanimously approved by the Board.

Q:	HOW WILL THE LIQUIDATION AFFECT MY INVESTMENT?

A:	Pursuant to the Plan, any shareholder who has redeemed their shares of a Fund prior to the close of trading on the New York Stock Exchange on May 28, 2020 (the “Liquidation Date”), or any shareholder whose shares of a Fund are redeemed pursuant to the Plan on the Liquidation Date, will have their shares redeemed in cash and will receive a disbursement representing the shareholder’s proportionate interest in the excess of the assets of the Fund over the liabilities of the Fund, subject to any required withholdings.

Q:	WILL LIQUIDATING A FUND CREATE U.S. FEDERAL INCOME TAX CONSEQUENCES FOR ME?

A:	For a shareholder that holds Fund shares in a taxable account, the liquidation of the Fund is a taxable event for federal income tax purposes. A shareholder who receives redemption proceeds will be treated as having received the redemption proceeds in exchange for the shareholder’s shares of the Fund and will recognize gain or loss for federal income tax purposes based on the difference between the amount received and the shareholder’s basis in the shares of the Fund. Any distributions received (including, but not limited to, any capital gain distributions) will be taxable in the normal manner. The federal income tax consequences of the liquidation are described generally in the Joint Proxy Statement. You should consult your tax advisor with respect to your particular circumstances.

Q:	MAY I REDEEM MY SHARES OF THE FUND(S) IN ADVANCE OF THE MEETING?

A:	Yes. You may redeem your shares of the Fund(s) at any time prior to the Liquidation Date. Please see the Funds’ prospectus, which describes how to redeem shares. No redemption fees will be imposed by the Funds in connection with such redemptions; however, please note that your financial intermediary may charge fees in connection with such redemptions.

Q:	WHO WILL PAY FOR THE EXPENSES OF LIQUIDATING THE FUNDS?

A:

The Adviser has agreed to bear all expenses relating to the liquidations, with the exception of brokerage costs associated with the orderly transition of each Fund’s portfolio to cash and cash equivalents. Total costs of the liquidation of the Funds include, but are not limited to, proxy solicitation services (which encompasses printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services), filing fees, legal expenses and brokerage costs. Total costs of the liquidation for the Cutler Fixed Income Fund are estimated to be $14,525, of which $9,279 is estimated for proxy solicitation services outlined above and $5,246 is estimated for legal expenses and other costs. Total costs of the liquidation for the Cutler Emerging Markets Fund are estimated to be $17,025, of which $9,279 is estimated for proxy solicitation services outlined above, $5,246 is estimated for legal expenses and other costs and $2,500 ($0.0114 per share) is estimated for brokerage costs. On an aggregate basis, total costs of the liquidation for both Funds are estimated to be approximately $29,050, of which $18,558 is estimated for proxy solicitation services outlined above, and $10,492 is estimated for legal expenses and other costs. Each Fund will continue to pay its respective ordinary operating fees and expenses through the Liquidation Date, which are not considered liquidation expenses. Brokerage costs for the Cutler Emerging Markets Fund are anticipated to be less than $2,500 and will be paid by the Fund. The Cutler Fixed Income Fund invests in bonds and therefore does not incur brokerage costs.

Q:	WILL THE FUNDS PAY FOR THE SOLICITATION OF PROXIES?

A:	No, the Adviser has agreed to bear all costs relating to the solicitation of proxies. The anticipated total cost of proxy solicitation services, including but not limited to, printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services, is approximately $18,558.

Q:	WHAT WILL HAPPEN IF THE SHAREHOLDERS OF A FUND DO NOT APPROVE THE LIQUIDATION?

A:	If the shareholders of a Fund do not approve its liquidation, then you will remain a shareholder of the Fund and it will not be liquidated pursuant to the Plan. The Board would then consider other alternatives for the Fund, which may include asking shareholders to approve another liquidation proposal. Shareholders of each Fund will vote separately on Proposal 1 with respect to that Fund. The approval of Proposal 1 with respect to a Fund is not contingent upon the approval of that proposal with respect to the other Fund.

Q:	HOW DO I VOTE MY PROXY?

A:	You may choose from one of the following options, as described in more detail on the accompanying proxy card, to authorize a proxy to vote your shares or vote in person at the Meeting:

•	Through the Internet, using the website address on the accompanying proxy card;

•	By telephone, using the toll-free number on the accompanying proxy card;

•	By mail, using the accompanying proxy card and return envelope; or

•	In person at the Meeting.

Q:	WHERE CAN I GET MORE INFORMATION ABOUT THE PROPOSALS?

A:	Please contact Shareholder Services directly at 1-888-288-5374 (1-888-CUTLER4) between the hours of 8:30 a.m. to 5:30 p.m., Eastern time for more information about the proposals. Representatives will be happy to answer any questions you may have.

the cutler Trust

SPECIAL MEETING OF THE SHAREHOLDERS OF

Cutler Fixed Income Fund

Cutler Emerging Markets Fund

TO BE HELD ON April 28, 2020

JOINT PROXY STATEMENT

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Cutler Trust (the “Trust”) to the shareholders of the Cutler Fixed Income Fund and the Cutler Emerging Markets Fund (each a “Fund” and together, the “Funds”), each a series of the Trust, for use at a Special Meeting of Shareholders to be held Tuesday, April 28, 2020, at 10:00 a.m., Eastern time (the “Meeting”), or at any adjournment thereof. The Meeting will be held at the offices of Ultimus Fund Solutions, LLC, the Trust’s administrator and transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on March 5, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any and all adjournments, postponements or delays thereof. Shareholders of the Funds are entitled to one vote for each full share of each Fund that they own and an appropriate fraction of a vote for each fractional share held. This Joint Proxy Statement and proxy card were first mailed to shareholders on or about March 24, 2020.

As described in more detail below, at the Meeting of the Trust shareholders will be asked to approve the liquidation and termination of the Funds pursuant to the Plan of Liquidation (applies only to shareholders of the respective Fund) (“Proposal 1”) and to transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes (“Proposal 2”).

The Funds have retained Okapi Partners, LLC (“Okapi”) to solicit proxies for the Meeting. Okapi is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated total cost of these services is approximately $18,558 and will be paid by the Cutler Investment Counsel, LLC (“Cutler” or the “Adviser”), the Funds’ investment adviser.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Trust without cost to the Trust. Such solicitation may be by telephone, email, facsimile or otherwise. It is anticipated that banks, broker-dealers, custodians, nominees, fiduciaries and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Upon request, the Adviser will reimburse such persons or entities for the reasonable expenses incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements or delays thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card or voting instruction form is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposals. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposals at any time before a vote is taken on such proposals by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card or voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary or other nominee, please consult your bank, broker, financial intermediary or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.

Copies of the Funds’ most recent annual report and semi-annual report can be obtained at https://funddocs.filepoint.com/cutler/. In addition, each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at the address specified below, by submitting an email request to fulfillment@ultimusfundsolutions.com or by calling the applicable Fund toll-free at the number specified below:

The Cutler Trust

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

1-888-CUTLER4

1-888-288-5374

Copies of annual and semi-annual reports of the Funds are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the accompanying proxy card, date, sign and return the proxy card promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal. If your shares of a Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee, holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

If you have any questions regarding the proposal or need assistance in completing the accompanying proxy card, please contact Shareholder Services, toll-free at 1-888-CUTLER4 (1-888-288-5374).

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET,

NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2020.

THE JOINT PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT HTTP://WWW.OKAPIVOTE.COM/CUTLER.

PROPOSAL 1:	To approve the liquidation and termination of the Cutler Fixed Income Fund and Cutler Emerging Markets Fund pursuant to the Plan of Liquidation

Introduction

The Board has approved, subject to shareholder approval, the liquidation of assets and termination of each Fund, respectively, pursuant to a Plan of Liquidation (the “Plan”). The Plan, if approved by the applicable Fund’s shareholders, provides for the sale of a Fund’s assets and distribution of the net proceeds to the Fund’s shareholders. The discussion contained herein is qualified entirely by reference to the Plan. The form of the Plan is attached to this Joint Proxy Statement as Appendix A.

Reasons for the Liquidations

At a meeting held on February 19, 2020, based on Cutler’s presentation and recommendation, the Board has determined that it is in the best interests of the Funds and their shareholders to liquidate and terminate the Funds.

In evaluating the Plan and proposed liquidation for each Fund, the Board considered a number of factors, including particularly each Fund’s current asset size, its current expense ratio, and the likelihood that each Fund’s assets will continue to decrease. The Board considered Cutler’s determination that, because of the Funds’ small asset sizes, the lack of sufficient prospects for growth and new shareholders and the resultant inefficiencies, such as the high costs of operating the Funds and the Funds’ inability to realize economies of scale, the Funds have been made less competitive to potential buyers, and that in Cutler’s judgment, it would be in the best interests of the Funds and their shareholders to liquidate the Funds. The Board also considered alternatives to liquidating and terminating the Funds, such as merging them into another fund managed by Cutler or by another investment adviser.

The Board also took into account that the contractual expense limitation on the Cutler Emerging Markets Fund’s ordinary operating expenses (which excludes brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) and the voluntary advisory fee waiver on the Cutler Fixed Income Fund would limit certain operating expenses borne by the respective Fund’s shareholders in the event the respective Fund’s assets declined significantly between the announcement of the proposed fund liquidations and the Liquidation Date as a result of shareholder redemptions during that period. The Board considered that any management fees reduced and ordinary operating expenses paid by the Adviser are subject to repayment by the Emerging Markets Fund for a period of 3 years after such fees and expenses were reduced or paid, provided that any repayments do not cause the Fund’s annual fund operating expenses to exceed the foregoing expense limitation. The Adviser will not be seeking repayment from the Cutler Emerging Markets Fund under the expense limitation agreement.

The Board also considered that Cutler or its affiliates is expected to purchase, out of its own assets, an amount of shares equal to at least 25% of the Fixed Income Fund’s outstanding shares as of the Record Date, in addition to previously purchased shares in the Fixed Income Fund and the Emerging Markets Fund, to facilitate the ability of each Fund to obtain a quorum for Proposal 1. Cutler indicated that in the absence of such purchases, obtaining a quorum might not be possible given the composition of each Fund’s shareholder base. Cutler also indicated that in connection with Proposal 1 those shares of each Fund held by Cutler or its affiliates will be voted in favor of Proposal 1 with respect to the respective Fund.

The Board considered management’s descriptions of the alternatives to liquidation that it had considered and relied on management’s representations that liquidation was the best option for the Funds. Cutler discussed, among other matters, the anticipated tax consequences of the liquidations to the Funds’ shareholders, including the potential that shareholders who hold their shares of the Funds in individual retirement accounts or other tax deferred accounts might, under certain circumstances, incur tax penalties in connection with the Fund liquidations, and the potential that liquidating distributions might escheat to the appropriate state if a shareholder could not be located. Cutler also discussed with the Board measures that would be taken to mitigate any adverse consequences arising from the liquidation of the Funds. The Board considered management’s proposal for Cutler or its affiliates to purchase, out of its own assets, additional shares of the Funds in order to facilitate obtaining a quorum for the proposal to liquidate the Funds, and concluded that under the circumstances, this course of action was reasonable and appropriate. Based on an evaluation of all the factors and conclusions noted above, including management’s recommendations, the Board concluded that the liquidation and termination of the Funds was in the best interests of the Funds and their respective shareholders. Based on their consideration of these and other factors deemed relevant, the Board, including all of the trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Funds (the “Independent Trustees”), unanimously approved the liquidation of the Funds and unanimously adopted resolutions approving the Plan as the method of liquidating and terminating the Funds and directed that the Plan be submitted to the shareholders of the Funds for their consideration at the Meeting.

Summary of the Plan of Liquidation

On February 19, 2020, the Board approved the Plan on behalf of each Fund, a form of which is attached to this Joint Proxy Statement as Appendix A. Shareholders are encouraged to read the Plan in its entirety.

Effectiveness of Plan. The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is approved by the affirmative vote of shareholders of “the majority of the outstanding securities” of the respective Fund, either in person or by proxy, at the Meeting, provided a quorum is present. The 1940 Act defines a majority of the outstanding securities for this purpose as the lesser of: (a) more than 50% of all outstanding shares entitled to vote; or (b) at least 67% of all shares entitled to vote which are represented in person or by proxy at a meeting at which more than 50% of the outstanding shares are represented either in person or by proxy. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. Each Fund will vote separately on Proposal 1 with respect to that Fund and approval of Proposal 1 for one Fund is not dependent on the approval of Proposal 1 for the other Fund.

Liquidation Date. Subject to approval by shareholders as outlined in the immediately preceding paragraph, the Board has determined that all issued and outstanding shares of the Funds be redeemed as of the close of business on May 28, 2020 (the “Liquidation Date”) in accordance with the terms of the Plan.

Closing of the Funds. The Funds were closed to new purchases as of the close of trading on the New York Stock Exchange on March 3, 2020, provided, however, that any dividends declared to shareholders of the Funds after March 3, 2020, and until the close of trading on the New York Stock Exchange at the Liquidation Date shall be automatically reinvested in additional shares of the Funds unless a shareholder specifically requests that dividends be paid in cash. However, exceptions may be made in limited circumstances when approved by the officers of the Trust where it is not operationally possible or otherwise impracticable to prohibit new purchases by an account. Such exceptions include purchases by a 401(k) plan or another investor subject to regulatory restrictions that would create a hardship if the Funds were closed to purchases for that investor; however, the Funds are not aware of any situation in which an exception would need to be granted.

Cessation of Business. As of the Effective Date, each Fund shall cease its business as a series of an investment company and shall not engage in any business activities except for the purposes of winding up the Fund’s business affairs, preserving the value of its assets, discharging or making reasonable provision for the Fund’s liabilities and distributing its remaining assets ratably to shareholders of the Fund in accordance with the provisions of the Plan; provided, however, that each Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made.

Fixing of Interests and Closing of Books. The proportionate interests of the shareholders in the assets of each Fund shall be fixed on the basis of the ratio that each shareholder’s shares bears to the number of shares of the Fund, as of the Liquidation Date. At the Liquidation Date, the books of each Fund shall be closed, and thereafter the shareholders’ interests in the Fund’s assets shall not be transferable or redeemable.

Liquidation of Fund Assets and Payment of Debts. As soon as reasonable and practicable, all portfolio securities of the Funds shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Trust shall pay, or make reasonable provision to pay, on a Fund-by-Fund level, in full all known or reasonably ascertainable liabilities of the Funds incurred or expected to be incurred by the respective Fund prior to the date of the final liquidating distribution.

Liquidating Distributions. As soon as is reasonable and practicable after the Liquidation Date, and within 7 days in accordance with Section 22(e) of the 1940 Act, the Trust shall mail to each shareholder of record at the Liquidation Date: (a) one or more liquidating distributions equal in the aggregate to the shareholder’s proportionate interest in the excess of the assets of the respective Fund over the liabilities of that Fund as of the Liquidation Date; and (b) information concerning the sources of each liquidating distribution. Any accrued income or gains will be distributed as part of the liquidating distribution. Upon the mailing of the final liquidating distribution, all outstanding shares of the respective Fund will be deemed redeemed and canceled. If the officers of the Trust are unable to make such distributions in liquidation of a Fund to any shareholders because of the inability to locate shareholders to whom distributions are payable, the assets shall be treated as an uncleared check and remain as a reconciling item, in the name and on behalf of the Fund. The “outstanding check” of any lost shareholder will age based upon the regulatory requirements of the last known state of residence of the lost shareholder. During this aging period, the Trust’s transfer agent will attempt to locate the shareholder. Should no such resolution occur, the transfer agent will file and deliver the outstanding assets, once eligible, with the appropriate state.

Expenses of the Liquidation of the Funds. The Adviser will pay all of the expenses incurred in carrying out the Plan, with the exception of brokerage costs associated with the orderly transition of the portfolio to cash and cash equivalents. Each Fund will continue to pay its ordinary operating fees and expenses through the Liquidation Date, which are not considered liquidation expenses.

Power of Trustees. The Board may authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of a Fund and the distribution of each Fund’s net assets to the Fund’s respective shareholders in accordance with the Plan, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders. The Board may abandon the Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

Redemption Prior to Liquidation

Any time prior to the Liquidation Date, shareholders of the Funds may redeem their shares of the Funds pursuant to the procedures set forth in the Funds’ prospectus. The Funds intend to pay such share redemptions in cash. No redemption fees will be imposed by the Funds in connection with such redemptions; however, please note that your financial intermediary may charge fees in connection with such redemptions.

U.S. Federal Income Tax Consequences of a Liquidation of a Fund

The following is a general discussion of certain material U.S. federal income tax considerations for U.S. shareholders subject to federal income tax with respect to the proposed liquidation and termination of the Funds. This discussion is based on current U.S. federal income tax laws in effect on the date of this Joint Proxy Statement. Future legislative or administrative changes or court decisions might significantly alter these tax consequences, possibly retroactively. The statements below are not binding upon the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will concur with this summary or that the tax consequences to any shareholder will be as set forth below.

This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax law (such as financial institutions, insurance companies, tax-exempt entities, broker-dealers, pension plans, or persons that have a “functional currency” other than the U.S. dollar). This discussion does not address any U.S. state or local tax considerations, nor does this discussion address any tax considerations for foreign shareholders or tax-exempt shareholders. Implementing the Plan may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations independent of the Plan. The discussion below is only relevant to shareholders who hold their Fund shares in a taxable account and is generally not applicable to shareholders who invest through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”). Shareholders are encouraged to consult with their own tax advisors to determine the particular tax consequences to them of a Fund’s proposed liquidation, including the application and effect of any state, local or foreign tax laws.

As used herein, a “U.S. shareholder” means a beneficial owner (including, in certain circumstances, through a partnership) of a Fund’s shares that is a U.S. citizen or U.S. resident alien, a corporation or other entity taxable as a corporation for U.S. federal income tax purposes that was created or organized under the laws of the United States, any state or the District of Columbia, an estate whose income is subject to U.S. federal income taxation regardless of its source, or a trust that either is subject to the supervision of a court within the United States and has one or more U.S. persons with authority to control all of its substantial decisions or has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

If the shareholders of a Fund approve the liquidation of the Fund pursuant to the Plan, the Fund will liquidate its assets and distribute the proceeds to the shareholders as provided under the Plan.

During the liquidation period, each Fund anticipates that it will retain its qualification for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and will make all required distributions so that the Fund will not be taxed on the Fund’s net gain, if any, realized from the liquidating sale of its assets. In the unlikely event that a Fund should lose its status as a regulated investment company during the liquidation period, the Fund would be treated as a regular corporation for federal income tax purposes during its last taxable year. In this event, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, which would reduce the Fund’s distributions (including, but not limited to, the liquidating distribution). In addition, the Fund would be unable to pass through to its shareholders credits against any foreign taxes paid.

To the extent necessary, each Fund shall, at or prior to the Liquidation Date, have declared a distribution or distributions which, together with all previous such distributions, have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any federal income or excise tax for such periods. A Fund’s shareholders will be taxed on any such distributions in the same manner as any other distribution of the Fund. Alternatively, the Fund may, if eligible, treat all or a portion of such amounts required to be distributed as a distribution of investment company taxable income or net capital gain on account of the Fund’s taxable year as having been paid out as a part of the liquidating distribution made to the Fund’s shareholders in complete liquidation of the Fund. As described in the next paragraph, any such liquidating distribution will be treated for federal income tax purposes as having been received by the Fund’s shareholders as consideration for a sale or exchange of their Fund shares.

A shareholder who receives a liquidating distribution will be treated as having received the liquidating distribution in exchange for the shareholder’s shares of the respective Fund and will recognize gain or loss based on the difference between the amount received and the shareholder’s basis in shares of the Fund. If a shareholder holds shares as capital assets, the gain or loss will be characterized as a capital gain or loss. If the shares have been held for more than twelve months, any such gain will be treated as long-term capital gain, taxable to individual shareholders at a maximum federal income tax rate of 20%, and any such loss will be treated as long-term capital loss. Capital gain or loss on shares held for twelve months or less will be treated as short-term capital gain or loss, except that any loss realized with respect to shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gain that were previously received on the shares. Capital losses may be subject to limitations on their use by a shareholder.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8% on Fund distributions or upon receipt of a liquidating distribution treated as an exchange of the shareholder’s Fund shares. The Medicare tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). Any capital gain realized by a shareholder upon an exchange of Fund shares is includable in such shareholder’s investment income for purposes of this Medicare tax. If a shareholder redeems or exchanges the shareholder’s Fund shares before the Liquidation Date, then such redemption or exchange (whether for cash or in-kind proceeds) will be taxed as described in the prior paragraph for liquidating distributions.

A liquidating distribution to a shareholder may be subject to backup withholding, unless the shareholder provides a correct taxpayer identification number and certifies that the shareholder is not subject to backup withholding and is a U.S. person. Certain shareholders specified in the Code may be exempt from backup withholding. The current backup withholding rate is 24%. Backup withholding is not an additional tax and is creditable against a taxpayer’s federal income tax liability, provided that the required information is timely furnished to the Internal Revenue Service.

Important Information for Retirement Plan Investors. If you hold your Fund shares through a tax-deferred account, such as a 401(k) plan, a 403(b) plan, or an IRA, you should consult your own tax advisor or account custodian regarding how you may reinvest your liquidating distribution on a tax-deferred basis.

An IRA is generally not taxable on investment income and gain from a Fund (assuming that the IRA did not incur debt to finance its investment in the Fund). Accordingly, the receipt by an IRA of a liquidating distribution should not be a taxable event for the IRA. However, if the IRA beneficiary receives a distribution from the IRA as a result of the liquidation (as opposed to the IRA retaining and reinvesting the liquidating distribution), then such distribution may be taxable to the IRA beneficiary. In this situation, the amount received by the beneficiary will constitute a taxable distribution, and if the beneficiary has not attained 59½ years of age, such distribution will generally constitute an early distribution subject to a 10% federal penalty tax and possibly state and local penalty taxes. This federal penalty tax is in addition to the beneficiary’s regular federal income tax liability on the distribution.

If you will receive a distribution from a traditional IRA or a Simplified Employee Pension (SEP) IRA that is terminating as a result of the liquidation of a Fund, you must either roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year, if applicable, or request the distribution be made directly to another IRA or eligible retirement plan. Please note you can make only one tax-free rollover of a distribution you receive from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own (the once per year rule does not apply to certain rollovers). IRA owners should promptly provide instructions to their IRA custodian with respect to a rollover of a distribution. For more information, IRA owners should contact the Funds’ Shareholder Services at 1-888-CUTLER4 (1-888-288-5374).

If you receive a distribution from a 403(b)(7) custodial account (tax-sheltered account) or a Keogh account, you must roll the distribution into an eligible retirement plan within 60 days in order to avoid disqualification of the plan and inclusion of the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodial account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by the applicable governing instrument.

Shareholders should consult their tax advisors to determine the federal, state, and other income tax consequences of receiving the liquidating distribution with respect to their particular tax circumstances.

Costs of the Liquidations

Total costs of the liquidation of the Funds include, but are not limited to, proxy solicitation services (which encompasses printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services), filing fees, legal expenses and brokerage costs. Total costs of the liquidation for the Cutler Fixed Income Fund are estimated to be $14,525, of which $9,279 is estimated for proxy solicitation services outlined above and $5,246 is estimated for legal expenses and other costs. Total costs of the liquidation for the Cutler Emerging Markets Fund are estimated to be $17,025, of which $9,279 is estimated for proxy solicitation services outlined above, $5,246 is estimated for legal expenses and other costs and $2,500 ($0.0114 per share) is estimated for brokerage costs. On an aggregate basis, total costs of the liquidation for both Funds are estimated to be approximately $29,050, of which $18,558 is estimated for proxy solicitation services outlined above, and $10,492 is estimated for legal expenses and other costs. The brokerage costs for the Cutler Emerging Markets Fund will be paid by that Fund; the Cutler Fixed Income Fund will not incur brokerage costs because it invests only in bonds. With the exception of brokerage costs, the liquidation costs set forth above will be borne by the Adviser.

Recommendation of the Board

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"THE LIQUIDATIONS OF THE FUNDS PURSUANT TO THE PLAN.

PROPOSAL 2:	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Recommendation of the Board

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" TRANSACTING ANY OTHER BUSINESS, NOT CURRENTLY CONTEMPLATED, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

VOTING INFORMATION

Shareholders Eligible to Vote

The Board has determined that shareholders of the Funds as of the close of business on March 5, 2020 (the “Record Date”) are entitled to notice of the Meeting and are eligible to vote at the Meeting (and any adjournments or postponements thereof) on the liquidation of the Funds pursuant to the Plan. As of the Record Date, there were 1,431,635.9150 shares of the Cutler Fixed Income Fund and 412,390.4380 shares of the Cutler Emerging Markets Fund issued and outstanding and entitled to vote at the Meeting. All full shares of the Funds are entitled to one vote, with proportionate voting for fractional shares.

Quorum and Required Vote

In order to transact business at the Meeting, a "quorum" must be present. Under the Trust's Trust Instrument, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of the Fund entitled to vote at the Meeting.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting in person.

When a quorum is present at the Meeting, the affirmative vote of Record Holders that hold shares representing “the majority of the outstanding securities” of the respective Fund, either in person at the Meeting or by proxy, is required to approve Proposal 1. The 1940 Act defines a majority of the outstanding securities for this purpose as the lesser of: (a) more than 50% of all outstanding shares entitled to vote; or (b) at least 67% of all shares entitled to vote which are represented in person or by proxy at a meeting at which more than 50% of the outstanding shares are represented either in person or by proxy. When a quorum is present at the Meeting, the affirmative vote of Record Holders that hold shares representing a majority of the outstanding shares of a Fund is required to approve Proposal 2.

Abstentions and Broker Non-Votes

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal before the Meeting. Shares held of record by broker-dealers as to which such authority has been granted shall be counted as present for purposes of determining whether the necessary quorum of shareholders of the Fund exists. Broker-dealer firms will not be permitted to grant voting authority with respect to shares for which no instructions have been received. Shares represented by proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Accordingly, abstentions and broker non-votes will have the same effect as a vote against Proposal 1, while abstentions and broker non-votes will have no effect on the vote for Proposal 2.

Adjournment

If a quorum of shareholders of the Trust is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, or in other circumstances, the persons named as proxies may, but are under no obligation to, by a majority of the shares present and entitled to vote, approve one or more adjournments of the Meeting for a period or periods not more than ninety (90) days in the aggregate to permit further solicitation of proxies. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the proposal, and vote against adjournment all proxies that voted against the proposal (including abstentions and broker non-votes). Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above.

Share Ownership Information

As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Funds on the Record Date.

Cutler Fixed Income Fund:

Name and Address of Record Owner	Number of Shares	Percentage Ownership
Aftco Manufacturing Company/ Employee Retirement Plan 2400 S Garnsey St Santa Ana, CA 92707	104,435.2710	7.29%
Charles Schwab & Co Inc. Mutual Fund/Special Custody Account For the exclusive benefit of our customers 211 Main St San Francisco, CA 94105	162,000.4020	11.32%
Melvin William Ashland/ Brooke Cutler Ashland 525 Bigham Knoll Jacksonville, OR 97530	277,469.4780	19.38%

Cutler Emerging Markets Fund:

Name and Address of Record Owner	Number of Shares	Percentage Ownership
Charles Schwab & Co Inc. Mutual Fund/Special Custody Account For the exclusive benefit of our customers 211 Main St San Francisco, CA 94105	190,317.8570	46.15%
Cutler Investment Counsel LLC 525 Bigham Knoll Jacksonville, OR 97530	51,903.2330	12.59%
Rebecca A Zerngast 8239 E Mercer Way Mercer Island, WA 98040-5620	23,052.2060	5.59%
Deepa Mohan Patten IRA Account 1804 127th Ave SE Bellevue, WA 98005	22,762.9730	5.52%

The Trustees of the Trust intend to vote all of their shares in favor of the proposal described herein. As of the Record Date, the officers and Trustees of the Trust, in the aggregate, owned 19.38% of the Cutler Fixed Income Fund’s outstanding shares and 1.94% of the Cutler Emerging Markets Fund’s outstanding shares. Unless otherwise noted below, as of the Record Date, no Trustee or executive officer of the Trust beneficially owned shares of the Funds.

Cutler Fixed Income Fund:

Name and Title	Number of Shares	Percentage Ownership
Brooke Cutler Ashland, VP & Chief Compliance Officer	277,469.4780 shares	19.38%

Cutler Emerging Markets Fund:

Name and Title	Number of Shares	Percentage Ownership
John P. Cooney, Trustee	4,835.7390 shares	1.17%
Matthew Cutler Patten, Trustee & Treasurer	3,191.0350 shares	0.77%

Control

Neither Fund is controlled by any person or entity. Any shareholder that owns 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders with a controlling interest in a Fund could affect the outcome of voting at the Meeting or the direction of management of the Fund. Cutler or its affiliates owned at least 25% of the Fixed Income Fund’s outstanding shares and less than 1% of the Emerging Markets Fund’s outstanding shares as of the Record Date. In connection with Proposal 1, those shares of each Fund held by Cutler or its affiliates will be voted in favor of Proposal 1 with respect to the respective Fund. Cutler purchased shares of each Fund, as set forth in the chart below, using its own assets to facilitate the ability to obtain a quorum for voting on the proposals.

Cutler Fixed Income Fund:

Name	Number of Shares Purchased	Date of Share Purchase	Percentage Ownership
Brooke Ashland	277,469.478	3/2/2020	24.04%
Cutler Investment Counsel LLC	55,803.571	2/27/2020	5.09%

Cutler Emerging Markets Fund:

Name	Number of Shares Purchased	Date of Share Purchase	Percentage Ownership
Cutler Investment Counsel LLC	147.232	2/28/2020	0.01%

Expense and Methods of Proxy Solicitation

The total expenses of preparing, printing and mailing the proxy materials, soliciting and tabulating proxies and related legal expenses are estimated to be approximately $14,525 for the Cutler Fixed Income Fund (of which $9,279 represents the anticipated costs for proxy solicitation services) and $14,525 for the Cutler Emerging Markets Fund (of which $9,279 represents the anticipated costs for proxy solicitation services). These expenses will be borne by Cutler. The Funds have retained Okapi, located at 1212 Avenue of the Americas, 24th Floor, New York, New York 10036, a professional proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. Representatives of Cutler may also solicit proxies.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUNDS

Investment Adviser

Cutler Investment Counsel, LLC, 525 Bigham Knoll, Jacksonville, Oregon 97530, serves as investment adviser to the Funds.

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Funds’ principal underwriter and, as such, is the exclusive agent for distribution of the Funds’ shares. The Underwriter is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services

Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Funds. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Annual and Semiannual Reports

Each Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request an annual or semi-annual report, please call us toll free at 1-888-288-5374 (1-888-CUTLER4), or write to Linda J. Hoard, Secretary, The Cutler Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707. You may also download copies of the most recent annual or semi-annual reports from the Funds’ website at https://funddocs.filepoint.com/cutler/.

OTHER MATTERS

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Shareholder Proposals

As a Delaware statutory trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Funds are not required as long as there is no particular requirement under the 1940 Act, state law or Trust Instrument, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Linda J. Hoard, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Funds, at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders may also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one Joint Proxy Statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Funds will deliver promptly to a shareholder, upon oral or written request, a separate copy of the Joint Proxy Statement to a shared address to which a single copy of this Joint Proxy Statement was delivered. By calling or writing the Funds, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the Joint Proxy Statement now, may request a single copy in the future. To request a paper or e-mail copy of the Joint Proxy Statement or annual report at no charge, or to make any of the aforementioned requests, write to The Cutler Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or call the Trust toll-free at 1-888-CUTLER4 (1-888-288-5374) or e-mail the Trust at fulfillment@ultimusfundsolutions.com.

By Order of the Board of Trustees,

Linda J. Hoard
Secretary

Date: March 24, 2020

Please complete, date and sign the accompanying proxy card and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote through the Internet or by telephone by following the instructions on the accompanying proxy card.

APPENDIX A

FORM OF PLAN OF LIQUIDATION

THE CUTLER TRUST

PLAN OF LIQUIDATION OF THE

CUTLER FIXED INCOME Fund AND

CUTLER EMERGING MARKETS FUND

This Plan of Liquidation (the “Plan”) of the Cutler Fixed Income Fund and the Cutler Emerging Markets Fund (each a “Fund” and together, the “Funds”), each a series of The Cutler Trust (the “Trust”), a business trust organized and existing under the laws of the State of Delaware and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is intended to accomplish the complete liquidation of the Funds in conformity with the laws of the State of Delaware.

WHEREAS, the Trust’s Board of Trustees (the “Board”) has determined that it is in the best interests of each Fund and its shareholders that it be closed to all new investments as of the close of business on March 3, 2020 and that all issued and outstanding shares of the Fund as of the close of business on May 28, 2020 (the “Liquidation Date”) be redeemed by the Trust as provided in Article XI, Section 11.04 of the Trust’s Trust Instrument (hereinafter the “Trust Instrument”); and

WHEREAS, the Board has considered and approved this Plan as the method of liquidating the Funds;

NOW, THEREFORE, the liquidation of the Funds shall be carried out in the manner hereinafter set forth:

1.	Delaware Statutes. Pursuant to conformity with the laws of the State of Delaware, the effectiveness of this Plan may be approved by action of the Trustees, as authorized by Article XI, Section 11.04 of the Trust Instrument.

2.	Effectiveness of Plan. The Plan shall become effective upon approval of the Plan by the majority of outstanding securities (as defined in the 1940 Act) of each Fund at a meeting of shareholders called for the purpose of voting upon the proposal (the “Effective Date”). The Board has approved various actions to take place prior to the liquidation of the Funds, as described below, but the liquidation of the Funds at the Liquidation Date shall only take place following approval by the shareholders of the Funds.

3.	Closing of Funds. The Funds shall be closed to new purchases as of the close of trading on the New York Stock Exchange on March 3, 2020; provided, however, that any dividends declared to shareholders of the respective Fund after March 3, 2020, and until the close of trading on the New York Stock Exchange at the Liquidation Date shall be automatically reinvested in additional shares of the Funds unless a shareholder specifically requests that dividends be paid in cash.

4.	Cessation of Business. As of the Effective Date, each Fund shall cease its business as a series of a registered investment company and shall not engage in any business activities except for the purposes of winding up its business affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund’s liabilities as provided for in Section 5 below, and distributing its remaining assets ratably among the holders of the outstanding shares of the Fund in accordance with this Plan; provided, however, that the Fund may continue to carry out its activities as an investment company with regard to its existing shareholders and assets until the final liquidating distribution to shareholders has been made.

5.	Fixing of Interests and Closing of Books. The proportionate interests of the shareholders in the assets of each Fund shall be fixed on the basis of the ratio that each shareholder’s shares bears to the number of shares of the Fund, as of the Liquidation Date. At the Liquidation Date, the books of each Fund shall be closed, and thereafter the shareholders’ interests in the Fund’s assets shall not be transferable or redeemable.

6.	Liquidation of Assets and Payment of Debts. As soon as is reasonable and practicable, all portfolio securities of the Funds shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Trust shall pay, or make reasonable provision to pay, on a Fund-by-Fund level, in full all known or reasonably ascertainable liabilities of the Funds incurred or expected to be incurred prior to the date of the final liquidating distribution provided for in Section 6 below.

7.	Liquidating Distributions. As soon as is reasonable and practicable after the Liquidation Date, the Trust shall mail to each shareholder of record at the Liquidation Date: (a) one or more liquidating distributions equal in the aggregate to the shareholder’s proportionate interest in the excess of the assets of the Fund over the liabilities of the Fund as of the Liquidation Date; and (b) information concerning the sources of each liquidating distribution. Any accrued income or gains will be distributed as part of the liquidating distribution. Upon the mailing of the final liquidating distribution, all outstanding shares of the Funds will be deemed redeemed and canceled. If the officers of the Trust are unable to make such distributions in liquidation of a Fund to any shareholders because of the inability to locate shareholders to whom distributions are payable, the assets shall be treated as an uncleared check and remain as a reconciling item, in the name and on behalf of the Fund. The “outstanding check” of any lost shareholder will age based upon the regulatory requirements of the last known state of residence of the lost shareholder. During this aging period, the Trust’s transfer agent will attempt to locate the shareholder. Should no such resolution occur, the transfer agent will file and deliver the outstanding assets, once eligible, with the appropriate state.

8.	Expenses of the Liquidation of the Funds. Cutler Investment Counsel, LLC (“Cutler”), the investment adviser to the Funds, shall bear all of the expenses incurred in carrying out this Plan, with the exception of brokerage costs associated with the orderly transition of the portfolio to cash and cash equivalents.

9.	Post-Liquidation Distribution Payments. If the Trust receives payments for the account of the Funds after the liquidation distribution as a result of portfolio securities litigation settlements or from other sources, such post-liquidation distribution payments shall be paid as follows:

a)	Post-liquidation distribution payments shall first be paid to Cutler in consideration of Cutler’s agreement to bear all expenses incurred in carrying out the Plan and any operating expenses of the Funds charged after the liquidation distribution which exceed any amounts reserved for post-liquidation distribution payments to each Fund’s creditors, and Cutler’s agreement to bear the cost of preparing and mailing the supplement to shareholders notifying them of the Funds’ liquidation. Such post-liquidation distribution payments, if any, shall be paid to Cutler in an amount limited to the amount borne by Cutler in connection with, or as a result of, the liquidation of the Funds.

b)	If any post-liquidation distribution payment amounts exceed the amount borne by Cutler in connection with, or as a result of, the liquidation of the Funds, then if Cutler had waived management fees or paid Fund expenses prior to the Funds’ liquidation pursuant to a contractual operating expenses limitation agreement, and Cutler is entitled to be reimbursed for such waivers/reimbursements under that agreement, then Cutler may be reimbursed for such expense payments in an amount not to exceed the amount eligible for reimbursement to Cutler under the operating expenses limitation agreement as of the Liquidation Date.

2

c)	If any post-liquidation distribution payment amounts exceed the operating expenses limitation agreement amounts eligible for recoupment at the time of the Funds’ liquidation plus the amount borne by Cutler in connection with, or as a result of, the liquidation of the Funds, then the Funds’ transfer agent shall make one final distribution to the applicable Fund shareholders of record as of the liquidation date, allocable based on the shares held by Fund shareholders, such distribution to conform to Rule 17Ad-17 of the Securities Exchange Act of 1934, as amended, and to occur no sooner than nine months after the date of the respective Fund’s liquidation and no later than one year after the date of the Fund’s liquidation, subject to the post-liquidation distribution payment amount meeting a de minimis average amount of $25.00 or more per account (such number of accounts to equal all direct shareholder accounts and all accounts held for the benefit of investors by financial intermediaries).

d)	If one year has passed since the Funds’ liquidation, and the de minimis average amount eligible for distribution is less than $25.00 per account (as defined above), or if one year has passed since the Funds’ liquidation and after this final Rule 17Ad-7 distribution to Fund shareholders, the Trust receives payments for the account of the Funds for any reason, and Cutler would not otherwise be due any reimbursement from either an operating expenses limitation agreement that was in effect prior to the liquidation or to cover expenses borne by Cutler in connection with, or as a result of, the liquidation of the Funds, such proceeds shall be allocated by the Trustees between and among the then current series of the Trust that were operational at the time of the Funds’ liquidation, in such manner and amounts as the Trustees, in their sole discretion, deem fair and equitable.

10.	Power of Trustees. In addition to the general power of the trustees of the Trust under Delaware law, the Board, and subject to the discretion of the Board, the officers of the Trust, shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Delaware law, the 1940 Act or the Securities Act of 1933, as amended. The Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing liquidating distributions) as may be necessary or appropriate to effect the liquidation of the Funds and the distribution of each Fund’s net assets to the Fund’s shareholders in accordance with the purposes to be accomplished by the Plan. The Board may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Funds and its respective shareholders.

Approved by the Board of The Cutler Trust: February 19, 2020

3

PROXY PROXY

THE CUTLER TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 28, 2020
225 PICTORIA DRIVE, SUITE 450, CINCINNATI, OHIO 45246

[INSERT FUND NAME HERE]

The undersigned hereby appoints Tiffany R. Franklin and Todd E. Heim as Proxy of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Fund listed above that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10 a.m., Eastern time, on April 28, 2020 at the offices of Ultimus Fund Solutions LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Fund and the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his/her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **877-279-2311** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 6:00 PM (EST).

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/CUTLER2020 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on April 28, 2020

{S2557394; 1}

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL LISTED BELOW

	FOR	AGAINST	ABSTAIN
1. To approve the liquidation and termination of the aforementioned Fund pursuant to the Plan of Liquidation;	☐	☐	☐

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: HTTP://WWW.OKAPIVOTE.COM/CUTLER

THANK YOU FOR VOTING

Questions about your account? Cutler Investment Group can be reached at 1-800-2CUTLER (1-800-228-8537)

{S2557394; 1}